SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 31, 2003

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                     Internet Architecture HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    333-96061
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
                         (Registrant's telephone number,
                              including area code)


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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

           (c)  Exhibits

                99.1 Internet Architecture HOLDRS Prospectus dated July 3, 2003 updating the Prospectus dated March 12, 2002.

                99.2 Internet Architecture HOLDRS Trust Prospectus Supplement dated July 31, 2003 to Prospectus dated July 3, 2003.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MERRILL LYNCH, PIERCE, FENNER &
                                                   SMITH INCORPORATED


Date:  August 13, 2003                           By:  /s/ MITCHELL M. COX
                                                    ----------------------------
                                                    Name:   Mitchell M. Cox
                                                    Title:  Attorney-in-Fact


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                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Internet Architecture HOLDRS Prospectus dated July 3, 2003 updating the Prospectus dated March 12, 2002.

(99.2) Internet Architecture HOLDRS Trust Prospectus Supplement dated July 31, 2003 to Prospectus dated July 3, 2003.


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